UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                              ------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        October 30, 2003
                                                 -------------------------------



                         ENERGY CONVERSION DEVICES, INC.
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             (Exact Name of Registrant as Specified in Charter)



    Delaware                             1-8403                  38-1749884
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(State or Other Jurisdiction           (Commission           (IRS Employer)
 of Incorporation)                     File Number)          Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                        48309
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code           (248) 293-0440
                                                    ----------------------------




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        (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
------   ---------------------------------------------

(a)   Previous Principal Independent Accountants and Auditors.

(i) On October 29, 2003, the Audit Committee of Energy Conversion Devices, Inc. and subsidiaries (the "Company") was advised by its independent auditors, Deloitte & Touche LLP ("Deloitte"), that Deloitte declined to stand for reelection as the Company's independent auditors, and on October 30, 2003 the Company received a letter from Deloitte confirming "that the client-auditor relationship between Energy Conversion Devices, Inc. (Commission File No. 1-8403) and Deloitte & Touche LLP has ceased."

(ii) The audit report of Deloitte on the consolidated financial statements of the Company as of, and for the year ended June 30, 2002, dated September 27, 2002 ("2002 Audit Report") did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

      The audit report of Deloitte on the consolidated financial statements of the Company as of, and for the year ended June 30, 2003, dated October 21, 2003 ("2003 Audit Report") did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that the 2003 Audit Report expressed an unqualified opinion and included explanatory paragraphs concerning (i) substantial doubt about the Company's ability to continue as a going concern and (ii) effective July 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

(iii) The cessation of the client-auditor relationship between the Company and Deloitte was not recommended or approved by the Company's Board of Directors, or by the Audit Committee of the Company's Board of Directors ("Audit Committee"). A new independent auditor has not yet been appointed by the Audit Committee.

(iv) In connection with the audits of the Company's two most recent fiscal years ended June 30, 2003 and 2002 and for the period July 1, 2003 through October 30, 2003, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements of the Company.

(v) In connection with the audits of the Company's two most recent fiscal years ended June 30, 2003 and 2002 and for the period July 1, 2003 through October 30, 2003, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Except that, as discussed in Item 9A of the Company's Form 10-K for the year ended June 30, 2003 in connection with its audit of the Company's consolidated financial statements for the year ended June 30, 2003, Deloitte has advised the Company of certain internal control matters that Deloitte believes are "reportable conditions" under standards adopted by the American Institute of Certified Public Accountants.

      As of June 30, 2003, an evaluation was carried out under the supervision and with the participation of the Company's management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d - 15(e) under the Securities Exchange Act of 1934). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, with the exception of the items listed below, the design and operation of these disclosure controls and procedures were effective for gathering, analyzing and disclosing information required to be disclosed in connection with the Company's filing of its Annual Report on Form 10-K for the year ended June 30, 2003.

      In reviewing the Company's internal controls, it was identified that the policies and procedures regarding employee conduct and acceptable business practices, including expense reporting and personal use of Company assets, were not well-documented and did not adequately communicate the Company's expectations regarding these matters. The Company has recently appointed a Director of Risk Management and Internal Audit who is responsible for leading the assessment of the Company's internal controls and recommending any required changes. Additionally, the Company intends to retain outside professional advisors to assist in the evaluation of existing disclosure controls and procedures and provide recommendations for improvement.

      Recent filings of the Company's Annual Reports on Form 10-K have been filed in a timely manner. However, the Company was not able to meet the filing deadline for the most recent Form 10-K because it lacked the resources to address the financial reporting related to significant and complex business transactions entered into in fiscal year 2003. The Company intends to evaluate its resources and make appropriate changes to provide sufficient resources and time to prepare, and provide for reviews by management, the Audit Committee and the Board of Directors, and file periodic reports within the time periods specified in the SEC's rules and regulations.

      Deloitte have advised the Company that the above matters represent "reportable conditions" under standards established by the American Institute of Certified Public Accountants. However, Deloitte also advised the Company that they believe that none of these conditions are material weaknesses.

      Since the date of the evaluation, there have been no significant changes to the Company's disclosure controls and procedures or significant changes in other factors that could affect the Company's disclosure controls and procedures. However, as noted above, the Company has taken, and is continuing to take, certain actions designed to enhance its disclosure controls and procedures.

(vi) The Company provided Deloitte with a copy of the foregoing statements and a copy of Deloitte's letter regarding such statements is attached as
      Exhibit 16.1 to this Form 8-K.

(vii) In accordance with the requirements of Item 4(b) of Form 8-K, the Company will amend this Current Report once the Company selects a new independent auditor.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(b) The following exhibits are filed as part of this report:

      Exhibit             Description
      -------             -----------

       16.1     Letter from Deloitte dated December 10, 2003
       99.1     Press Release dated November 1, 2003

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENERGY CONVERSION DEVICES, INC.


                                By: /s/ Stephan W. Zumsteg
                                    -------------------------------------
                                    Vice President and Chief Financial Officer


Date: December 10, 2003

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